Exhibit 99.1

FOR IMMEDIATE RELEASE October 25, 2007	CONTACT: Robert K. Chapman United Bancorp, Inc. 734-214-3801
UNITED BANCORP, INC. ANNOUNCES THIRD QUARTER AND
YEAR TO DATE 2007 EARNINGS
TECUMSEH, MI — United Bancorp, Inc. (OTC: UBMI) reported net income of $2.338 million for the quarter ended September 30, 2007, compared to $2.267 million for the second quarter of 2007 and $2.445 million for the third quarter of 2006. Net income for the quarter represents the second best quarterly earnings performance in the Company’s history.
Financial Performance
Robert K. Chapman, President and Chief Executive Officer of United Bancorp, Inc. (“United”) announced that United’s earnings per share of $0.45 for the third quarter of 2007 was up from $0.43 for the second quarter of 2007. Returns on average assets and average equity for the third quarter of 2007 were 1.18% and 12.32%, compared with 1.18% and 12.11% in the second quarter of 2007. All per share amounts are fully diluted and have been adjusted to reflect the 100% stock dividend paid in May of 2007.
The Company’s core earnings for the third quarter continue to remain strong, as net interest income was up 2.0%, and noninterest income was up 13.3% over the third quarter a year ago. Noninterest expense was up 4.0% over last quarter, and year to date expenses are just 3.1% higher than the first three quarters of 2006. United’s provision for loan loss increased over the third quarter last year, as the Company addresses issues around credit quality.
Financial Condition
The Company continues to produce excellent loan growth. Consolidated total loans reached $652.5 million at September 30, with growth of $60.1 million, or 10.2% from the same period last year. Total deposits of $658.7 million grew $37.9 million, or 6.1% in the past year. Total consolidated assets of $788.3 million at September 30 have increased 6.5% during the past year, up from $739.9 million at September 30, 2006.
United’s allowance for loan losses at the end of the third quarter of 2007 was $7.7 million, representing 1.18% of total loans. Nonperforming loans totaled $9.0 million at September 30, 2007, reflecting an increase from the end of the second quarter. The Company’s ratio of nonperforming loans to loans increased to 1.38% at the end of the third quarter.
CEO Chapman commented that management continues to be concerned about the weak economic conditions in Michigan, and the related impact that it is having on the residential housing segment of our State economy. He indicated that the management team is focused on our credit quality issues around residential housing, and is working hard with borrowers who are being negatively impacted by this difficult housing market. Chapman noted that while there continues to be considerable negative press regarding subprime lending, United is not involved in the subprime lending business.
About United Bancorp, Inc.
United Bancorp, Inc. is an independent financial holding company that is the parent company for United Bank & Trust and United Bank & Trust — Washtenaw. The subsidiary banks operate seventeen banking offices in Lenawee, Washtenaw and Monroe counties, and United Bank & Trust maintains an active wealth management group that serves the Company’s market area. For more information, visit the company’s website at www.ubat.com.

Unaudited Consolidated Financial Statements Follow.
Safe Harbor Statement
This news release may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21 B of the Securities Act of 1934, as amended, which are intended to be safe harbors created thereby. Those statements are based on management’s beliefs, assumptions, current expectations, estimates and projections about the financial services industry, the economy, and about the Company itself. Words such as “anticipate,” “believe,” “determine,” “estimate,” “expect,” “forecast,” “intend,” “is likely,” “plan,” “project,” “opinion,” variations of such terms, and similar expressions are intended to identify such forward-looking statements. The presentations and discussions of the provision and allowance for loan losses presented in this report are inherently forward-looking statements in that they involve judgments and statements of belief as to the outcome of future events.
These statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions that are difficult to predict with regard to timing, extent, likelihood, and degree of occurrence. Therefore, actual results and outcomes may materially differ from what may be expressed or forecasted in such forward-looking statements. Internal and external factors that may cause such a difference include changes in economic conditions in the market area the Company conducts business which could materially impact credit quality trends, interest rates and interest rate relationships; demand for products and services; the degree of competition by traditional and non-traditional competitors; changes in banking laws and regulations; changes in tax laws; changes in prices, levies, and assessments; the impact of technological advances; governmental and regulatory policy changes; the outcomes of pending and future litigation and contingencies; trends in customer behavior and customer ability to repay loans; software failure, errors or miscalculations; and the vicissitudes of the national economy. The Company wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update, amend or clarify forward-looking statements, whether as a result of new information, future events, or otherwise.
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United Bancorp, Inc. and Subsidiaries
Consolidated Balance Sheets (Unaudited)
(Dollars in thousands except per share data)

	September 30,	December 31,	September 30,
	2007	2006	2006
Assets
Cash and demand balances in other banks	$14,729	$17,606	$20,207
Federal funds sold	—	3,770	1,700

Total cash and cash equivalents	14,729	21,376	21,907
Securities available for sale	87,691	95,811	94,442
Loans held for sale	3,885	5,772	2,376
Portfolio loans
Personal	98,331	91,817	88,411
Business	455,613	420,433	419,679
Residential Mortgage	94,682	83,741	81,915

Total loans	652,511	601,763	592,381
Less allowance for loan losses	7,714	7,849	6,994

Net loans	644,797	593,914	585,388
Premises and equipment, net	13,205	13,215	12,744
Goodwill	3,469	3,469	3,469
Bank owned life insurance	11,840	11,499	11,394
Accrued interest receivable and other assets	12,566	11,705	10,552

Total Assets	$788,297	$750,989	$739,896

Liabilities
Deposits
Non-interest bearing	$78,333	$81,373	$86,364
Interest bearing deposits	580,327	546,629	534,407

Total deposits	658,660	628,002	620,772
Short term borrowings	4,830	77	76
FHLB Advances outstanding	44,625	40,945	39,608
Accrued interest payable and other liabilities	4,648	7,430	6,129

Total Liabilities	712,763	676,453	666,585

Shareholders’ Equity
Common stock and paid in capital, no par value;
10,000,000 shares authorized; 5,133,444, 5,247,432 and
5,247,448 shares issued and outstanding, respectively	68,719	71,075	70,937
Retained earnings	6,603	3,393	2,204
Accumulated other comprehensive income (loss), net of tax	212	68	170

Total Shareholders’ Equity	75,534	74,536	73,312

Total Liabilities and Shareholders’ Equity	$788,297	$750,989	$739,896

Book value per share of common stock	$14.71	$14.20	$13.97
(Per share values restated to reflect 2007 stock dividend)

United Bancorp, Inc. and Subsidiaries
Consolidated Statements of Income (Unaudited)
(Dollars in thousands except per share data)

	Quarter to Date		Year to Date
	September 30,	September 30,	September 30,	September 30,
	2007	2006	2007	2006
Interest Income
Interest and fees on loans	$12,313.1	$11,085.5	$35,319.6	$31,621.3
Interest on investment securities	996.6	983.1	3,081.9	2,770.1
Interest on federal funds sold	12.7	98.7	154.7	290.7

Total interest income	13,322.4	12,167.2	38,556.2	34,682.2
Interest Expense
Interest on deposits	5,149.0	4,269.1	14,514.4	11,434.0
Interest on fed funds purchased	73.1	6.7	160.0	47.4
Interest on FHLB advances	520.3	463.4	1,531.8	1,370.7

Total interest expense	5,742.4	4,739.3	16,206.3	12,852.1

Net Interest Income	7,580.0	7,427.9	22,349.9	21,830.2
Provision for loan losses	617.5	396.2	2,836.2	1,201.7

Net Interest Income After
Provision for Loan Losses	6,962.5	7,031.7	19,513.7	20,628.5

Noninterest Income
Service charges on deposit accounts	935.1	887.7	2,623.4	2,482.7
Trust & Investment fee income	933.2	914.9	2,822.4	2,821.4
Gains (losses) on securities transactions	(0.0)	—	0.7	(1.7)
Income from loan sales and servicing	472.8	236.6	1,241.9	629.2
ATM, debit and credit card fee income	544.9	493.0	1,548.9	1,409.2
Sales of nondeposit investment products	249.0	303.8	747.9	786.4
Income from bank-owned life insurance	118.6	102.1	340.6	302.1
Other income	284.5	184.6	759.7	635.1

Total noninterest income	3,538.2	3,122.9	10,085.5	9,064.4
Noninterest Expense
Salaries and employee benefits	3,987.7	3,800.2	11,330.0	11,497.1
Occupancy and equipment expense	1,228.1	1,103.2	3,645.6	3,280.0
External data processing	430.7	379.9	1,153.8	1,061.0
Advertising and marketing	279.3	281.9	941.6	819.4
Other expense	1,341.2	1,177.1	3,876.1	3,658.6

Total noninterest expense	7,267.0	6,742.3	20,947.2	20,316.1

Income Before Federal Income Tax	3,233.7	3,412.3	8,652.1	9,376.8
Federal income tax	895.4	966.8	2,320.6	2,602.3

Net Income	$2,338.3	$2,445.4	$6,331.4	$6,774.4

Basic and diluted earnings per share	$0.45	$0.46	$1.20	$1.28
(Earnings per share restated to reflect 2007 stock dividend)

United Bancorp, Inc. and Subsidiaries
Financial Summary & Selected Ratios (Unaudited)
(Dollars in thousands except per share data)

	Quarter to Date
	September 30,		Change
	2007	2006	Amount	Percentage
Financial Summary
Interest Income	$13,322.4	$12,167.2	$1,155.2	9.5%
Interest Expense	5,742.4	4,739.3	1,003.1	21.2%

Net Interest Income	7,580.0	7,427.9	152.1	2.0%
Provision for loan losses	617.5	396.2	221.3	55.9%
Non-interest income	3,538.2	3,122.9	415.3	13.3%
Non-interest expense	7,267.0	6,742.3	524.7	7.8%

Income before taxes	3,233.7	3,412.3	(178.6)	-5.2%
Federal income tax	895.4	966.8	(71.4)	-7.4%

Net income	$2,338.3	$2,445.4	$(107.2)	-4.4%

Performance Ratios
Return on average assets (annualized)	1.18%	1.32%	-0.14%	-10.6%
Return on average equity (annualized)	12.32%	13.52%	-1.20%	-8.9%
Net interest margin (tax equivalent)	4.21%	4.43%	-0.22%	-4.9%
Efficiency ratio	64.0%	62.6%	1.41%	-2.3%
Balance Sheet Data
Average earning assets	748,878	695,353	53,525	7.7%
Total loans	652,511	592,381	60,129	10.2%
Allowance for loan loss	7,714	6,994	720	10.3%
Average loans	648,026	581,269	66,757	11.5%
Total deposits	658,660	620,772	37,888	6.1%
Average deposits	654,216	615,475	38,741	6.3%
Total assets	788,297	739,896	48,400	6.5%
Average assets	784,135	736,740	47,395	6.4%
Asset Quality
Net charge offs	464	270	194	71.8%
Non-accrual loans	7,467	2,869	4,598	160.3%
Non-performing loans	8,999	3,029	5,970	197.1%
Loans over 90 days past due/total loans	0.23%	0.03%	0.21%	769.8%
Nonperforming loans/total loans	1.38%	0.51%	0.87%	169.7%
Allowance for loan loss/total loans	1.18%	1.18%	0.00%	0.1%
Allowance for loan loss/nonperforming loans	85.7%	230.9%	-145.2%	-62.9%
Other real estate owned	1,938	551	1,387	251.5%
Stock Performance
Earnings per share:
Basic and diluted	$0.45	$0.46	$(0.02)	-3.3%
Market Value:
High	$22.50	$23.55	$(1.05)	-4.5%
Low	$20.20	$21.87	$(1.67)	-7.6%
Close	$20.75	$22.50	$(1.75)	-7.8%
Shares outstanding	5,133,444	5,247,448	(114,004)	-2.2%
Dividends/share	$0.20	$0.19	$0.02	8.1%
Dividend payout ratio	44.8%	40.1%	4.71%	11.7%
Price/Earnings ratio (prior 12 months)	12.9x	13.1x	-0.3x	-2.0%
Selling price/Book	141.0%	161.0%	-20.0%	-12.4%
Book Value per share	$14.71	$13.97	$0.74	5.3%
All per-share data is restated to reflect 100% stock dividend in 2007

United Bancorp, Inc. and Subsidiaries
Financial Summary & Selected Ratios (Unaudited)
(Dollars in thousands except per share data)

	Year to Date
	September 30,		Change
	2007	2006	Amount	Percentage
Financial Summary
Interest Income	$38,556.2	$34,682.2	$3,873.9	11.2%
Interest Expense	16,206.3	12,852.1	3,354.2	26.1%

Net Interest Income	22,349.9	21,830.2	519.7	2.4%
Provision for loan losses	2,836.2	1,201.7	1,634.5	136.0%
Non-interest income	10,085.5	9,064.4	1,021.2	11.3%
Non-interest expense	20,947.2	20,316.1	631.0	3.1%

Income before taxes	8,652.1	9,376.8	(724.7)
Federal income tax	2,320.6	2,602.3	(281.7)	-10.8%

Net income	$6,331.4	$6,774.4	$(443.0)	-6.5%

Performance Ratios
Return on average assets (annualized)	1.10%	1.25%	-0.15%	-12.00%
Return on average equity (annualized)	11.28%	12.89%	-1.61%	-12.49%
Net interest margin (tax equivalent)	4.26%	4.46%	-0.20%	-4.40%
Efficiency ratio	63.1%	64.3%	-1.2%	1.85%
Balance Sheet Data
Average earning assets	735,425	684,733	50,692	7.4%
Total loans	652,511	592,381	60,129	10.2%
Allowance for loan loss	7,714	6,994	720	10.3%
Average loans	628,272	568,629	59,643	10.5%
Total deposits	658,660	620,772	37,888	6.1%
Average deposits	641,136	605,318	35,818	5.9%
Total assets	788,297	739,896	48,400	6.5%
Average assets	770,431	726,040	44,391	6.1%
Asset Quality
Net charge offs	2,971	569	2,402	422.3%
Non-accrual loans	7,467	2,869	4,598	160.3%
Non-performing loans	8,999	3,029	5,970	197.1%
Loans over 90 days past due/total loans	0.23%	0.03%	0.21%	769.8%
Nonperforming loans/total loans	1.38%	0.51%	0.87%	169.7%
Allowance for loan loss/total loans	1.18%	1.18%	0.00%	0.1%
Allowance for loan loss/nonperforming loans	85.7%	230.9%	-145.2%	-62.9%
Stock Performance
Earnings per share:
Basic and diluted	$1.20	$1.28	$(0.08)	-6.2%
Market Value:
High	$24.00	$29.31	$(5.31)	-18.1%
Low	$20.20	$21.39	$(1.19)	-5.6%
Close	$20.75	$22.50	$(1.75)	-7.8%
Shares outstanding	5,133,444	5,247,448	(114,004)	-2.2%
Dividends/share	$0.59	$0.54	$0.05	9.3%
Dividend payout ratio	49.2%	42.3%	6.95%	16.5%
Price/Earnings ratio (prior 12 months)	12.9x	13.1x	-0.3x	-2.0%
Selling price/Book	141.0%	161.0%	-20.0%	-12.4%
Book Value per share	$14.71	$13.97	$0.74	5.3%
All per-share data is restated to reflect 100% stock dividend in 2007

United Bancorp, Inc. and Subsidiaries
Financial Summary & Selected Ratios (Unaudited)
(Dollars in thousands except per share data)

	Quarter Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2007	2007	2007	2006	2006
Financial Summary
Interest Income	$13,322.4	12,880.3	12,353.5	12,373.5	12,167.2
Interest Expense	5,742.4	5,402.4	5,061.5	4,950.1	4,739.3

Net Interest Income	7,580.0	7,477.9	7,292.0	7,423.4	7,427.9
Provision for loan losses	617.5	710.0	1,508.7	921.3	396.2
Non-interest income	3,538.2	3,338.3	3,209.1	3,110.5	3,122.9
Non-interest expense	7,267.0	6,990.4	6,689.7	6,597.9	6,742.3

Income before taxes	3,233.7	3,115.7	2,302.7	3,014.7	3,412.3
Federal income tax	895.4	848.6	576.7	817.6	966.8

Net income	$2,338.3	$2,267.2	$1,726.0	$2,197.1	$2,445.4

Performance Ratios
Return on average assets (annualized)	1.18%	1.18%	0.92%	1.18%	1.32%
Return on average equity (annualized)	12.32%	12.11%	9.35%	11.85%	13.52%
Net interest margin (tax equivalent)	4.21%	4.29%	4.30%	4.39%	4.43%
Efficiency ratio	64.0%	63.2%	62.3%	61.2%	62.6%
Balance Sheet Data
Average earning assets	748,878	733,693	720,664	703,339	695,353
Total loans	652,511	640,065	615,104	601,763	592,382
Allowance for loan loss	7,714	7,561	9,229	7,849	6,994
Average loans	648,026	630,439	605,872	592,948	581,269
Total deposits	658,660	656,866	636,413	628,002	620,772
Average deposits	654,216	636,702	632,500	618,066	615,475
Total assets	788,297	781,640	760,473	750,989	739,896
Average assets	784,135	768,165	758,816	741,678	736,740
Asset Quality
Net charge offs	464	2,379	128	66	270
Non-accrual loans	7,467	7,261	10,629	5,427	2,869
Non-performing loans	8,999	7,514	10,855	6,282	3,029
Non-performing assets	10,978	8,672	11,966	7,360	3,585
Loans over 90 days past due/total loans	0.23%	0.04%	0.04%	0.14%	0.03%
Nonperforming loans/total loans	1.38%	1.17%	1.76%	1.04%	0.51%
ALL/total loans	1.18%	1.18%	1.50%	1.30%	1.18%
ALL/nonperforming loans	85.7%	100.6%	85.0%	124.9%	230.9%
Stock Performance
Earnings per share:
Basic and diluted	$0.45	$0.43	$0.33	$0.41	$0.46
Market Value:
High	$22.50	$24.00	$23.50	$22.50	$23.55
Low	$20.20	$21.75	$21.88	$22.00	$21.87
Close	$20.75	$21.75	$22.05	$22.50	$22.50
Shares outstanding	5,133,444	5,216,770	5,242,572	5,247,432	5,247,448
Dividends/share	$0.20	$0.20	$0.19	$0.19	$0.19
Dividend payout ratio	44.8%	46.6%	58.5%	45.9%	40.1%
Price/Earnings ratio (prior 12 months)	12.9x	13.4x	13.7x	13.3x	13.1x
Selling price/Book	141.0%	150.3%	153.6%	158.4%	161.1%
Book Value per share	$14.71	$14.47	$14.36	$14.21	$13.97
All per-share data is restated to reflect 100% stock dividend in 2007